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Exhibit 10.21

                        , 2005

WEDBUSH MORGAN SECURITIES INC.
1000 Wilshire Blvd., 10th Floor
Los Angeles, CA 90017

RE:
MDC ACQUISITION PARTNERS INC.

Gentlemen:

        This letter is being delivered to you in connection with the Registration Statement on Form S-1 (File No. 333-126379) (as amended and supplemented from time to time, the "Registration Statement") that was initially filed by MDC Acquisition Partners Inc., a Delaware corporation (the "Company"), with the Securities and Exchange Commission (the "SEC") on July 5, 2005, which relates to an underwritten initial public offering (the "IPO") of the Company's units (the "Units"), each comprised of one share of the Company's common stock, par value $0.0001 per share (the "Common Stock"), and one warrant exercisable for one share of Common Stock (a "Warrant").

        Capitalized terms used but not otherwise defined herein shall have the meaning set forth on Schedule 1 hereto.

        In order to induce the Company to engage in the IPO and to take all steps necessary to effect the IPO, including the filing of amendments to the Registration Statement with the SEC, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

        (1)   At least six (6) business days prior to the effectiveness of the Registration Statement, the undersigned shall duly execute and deliver an irrevocable order to purchase Warrants to the representative of the underwriters identified in the Registration Statement (the "Order"), in the form attached hereto as Schedule 1, with such terms and conditions as are consistent with the terms and conditions set forth in the Registration Statement at the time it goes effective and the terms and conditions set forth herein.

        (2)   The undersigned, together with its affiliates or designees, shall collectively, within the forty-five (45) trading day period, commencing on the date separate trading of the Warrants commences (the "Separation Date") pursuant to provisions set forth in the warrant agreement governing the terms and conditions of such Warrants (the "Warrant Agreement"), purchase for the undersigned's own account up to 500,000 Warrants at market prices not to exceed $1.20 per Warrant.

        (3)   The undersigned, together with its affiliates or designees, shall not offer, pledge, sell, transfer or otherwise dispose of, either directly or indirectly, any Warrants purchased pursuant to this letter agreement or the Order until after the date of a Business Combination (the "Business Combination Date"); provided that any such warrants may be distributed to the members of the undersigned (and may subsequently be transferred by such members to their ancestors, descendants or spouse or to trust for the benefit of such persons or the member); provided that in each case the transferee agrees to the restrictions upon transfer set forth herein. A "Business Combination" shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction or a combination of any of the foregoing, of one or more operating businesses collectively having a fair market value (as calculated in accordance with requirements set forth in the Company's Amended and Restated Certificate of Incorporation) of at least 80% of the Company's net assets at the time of such acquisition provided, however, that any acquisition of multiple operating businesses shall occur contemporaneously with one another.

        This letter agreement shall be binding on the undersigned and its successors and assigns.

        This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the

State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

        No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

Very truly yours,
MDC Asset Management Partners, LLC

By:

Name:

Title:

Accepted and agreed as of the date hereof:
WEDBUSH MORGAN SECURITIES INC.
By:
Name: Title:

2

Schedule 1

                        , 2005

Wedbush Morgan Securities
1000 Wilshire Blvd., 10th Floor
Los Angeles, CA 90017

RE:
MDC ACQUISITION PARTNERS INC.

Gentlemen:

        This letter will confirm the agreement of the undersigned to purchase (the "Purchase Commitment") warrants (the "Warrants") of MDC Acquisition Partners Inc. (the "Company") that are included in the units (the "Units") being sold in the Company's initial public offering ("IPO") pursuant to the Company's registration statement on Form S-1 (File No. 333-126379) (as may be amended and supplemented from time to time, the "Registration Statement"). The Purchase Commitment shall be subject to the terms and conditions set forth herein.

        The undersigned agrees that this letter agreement constitutes an irrevocable order (the "Order") for the representative of the Underwriters identified in the Registration Statement (the "Representative") to purchase for the undersigned's account, within the forty-five (45) trading days commencing on the date separate trading of the Warrants commences (the "Separation Date") pursuant to provisions set forth in the warrant agreement governing the terms and conditions of such Warrants (the "Warrant Agreement"), up to 500,000 Warrants at market prices per Warrant not to exceed $1.20 per Warrant (the "Maximum Warrant Purchase"). The Representative (or such other broker dealer(s) as the Representative may assign the order to) agrees to fill such order in such amounts and at such times as it may determine, in its sole discretion, during the forty-five (45) trading days commencing on the Separation Date.

        The Representative further agrees that it will not charge the undersigned or any Designee (as defined below) any fees and/or commissions with respect to such purchase obligation. The undersigned may notify the Representative that all or part of the Order will be fulfilled by an affiliate of the undersigned (or another person or entity identified to the Representative by the undersigned (each a "Designee")) who (or which) has an account with the Representative and, in such event, the Representative will make such purchase on behalf of said affiliate or Designee; provided, however, that the undersigned hereby agrees to make payment of the purchase price of such purchase in the event that the affiliate or Designee fails to make such payment; provided, further, that any such Designee shall execute an agreement, satisfactory to the Representative, pursuant to which such Designee agrees not to offer, pledge, sell, transfer or otherwise dispose of, either directly or indirectly, any Warrants purchased pursuant to the Warrant purchase letter dated as of            between the Representative and MDC Asset Management Partners, LLC (the "Warrant Purchase Letter") or this Order until after the Business Combination Date (as defined in the Warrant Purchase Letter).

        This letter agreement shall be binding on the undersigned and its heirs, successors and assigns.

        This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

        No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

Very truly yours,
MDC Asset Management Partners, LLC
By:

Name:

Title:

QuickLinks

  Exhibit 10.21
  Schedule 1